JAPAN OTC EQUITY FUND, INC.

                                                                April 17, 2000

To Our Shareholders:

   We present the Annual Report of the Japan OTC Equity Fund, Inc. (the "Fund") for the fiscal year ended February 29, 2000. The Net Asset Value per Share ("NAV") of the Fund increased by 179.7% for the year, reflecting the overall strength of the Japanese OTC market. The closing market price of the Fund on February 29, 2000 on the New York Stock Exchange was $11.00, representing a discount of 32.9% to the NAV of $16.39. The net assets of the Fund amounted to $259,766,472 on February 29, 2000.

   The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE") First Section, increased by 65.7% and the Nikkei Average Index (a price weighted index of 225 leading stocks on the TSE) increased by 49.9%, in United States dollar terms, for the year ended February 29, 2000. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, increased by 221.9% and 293.5%, respectively, in U.S. dollar terms, during the same period. The Japanese yen appreciated by 7.9% against the U.S. dollar during the year and played a positive role in the dollar-based performance of the various indexes.

   The Fund underperformed both the OTC Index and the JASDAQ Index by 42.2 percentage points and 113.8 percentage points, respectively, during the year due to stock selection in the Consumption sector and underweighting in the Information and Software sectors.

   The NAV of the Fund increased by 6.3% for the quarter ended February 29, 2000. During the same period, the TOPIX, and the Nikkei Average Index decreased by 3.0% and 0.4%, respectively, and the OTC Index and the JASDAQ Index increased by 8.8% and 30.5%, respectively, in U.S. dollar terms.

   For the quarter ended February 29, 2000, the Fund underperformed the OTC Index and the JASDAQ Index by 2.5 percentage points and 24.2 percentage points, respectively.

Rights Offering

   The Fund completed its Rights Offering ("Offer") during November 1999, which resulted in the issuance of an additional 4,458,565 Fund shares at $11.99 per share. The net proceeds to the Fund amounted to approximately $51 million after offering fees and expenses of $2.6 million. The proceeds of the Offer have allowed the Fund to take advantage of investment opportunities Nomura Asset Management U.S.A. Inc., the Manager, considers attractive, without being required to sell existing portfolio positions that the Fund desires to retain.

The Portfolio

   The Fund increased its equity exposure from 91.0% at November 30, 1999 to 100.0% at February 29, 2000. The Fund was diversified into 117 issues, of which 81 issues were OTC stocks, comprising 76.3% of the total portfolio on February 29, 2000.

   During the last quarter, the Fund purchased eleven new issues: Doutor Coffee Co., coffee; Drake Beam Morin-Japan, Inc., placement services consultant firm; Goodwill Group Inc.; Japan Business Computer Co., Ltd., computers; Joint Corporation, condominiums; MegaChips Corp., circuits and digital monitoring systems; Net One Systems Co., Ltd., computer network systems for LAN, ATM; Nissho Electronics Corp., electronic parts distributor; Square Co., Ltd., games software; Yamada Denki Co., Ltd., consumer electric; and Tamagawa Electronics Co., Ltd., devices for wireless telecommunications.

   Fourteen stocks were eliminated from the portfolio during the last quarter:
Aval Data Corporation, computer peripheral equipment; C Cube Corp., telecommunications engineering; Daido Steel Co., Ltd., steel; Fuji Machine Manufacturing Co., Ltd., electronic components; Kobayashi Pharmaceutical Co., Ltd., pharmaceuticals, fragrances and sanitary products; Meitec Corporation, software engineering; Meiwa Estate Co., Ltd., developer; Nishimatsuya Chain Co., Ltd., clothing for children; Right On Co., Ltd., causal clothes; Sakai Moving Service Co., Ltd., mover of household goods; Sansei Yusoki Co., Ltd., stage mechanisms for theaters; Tecmo Ltd., gaming equipment; Takasago Electric Industry Co., Ltd., pachinko slot machines; and Token Corp., condominium building and leasing.

Japanese Economy and Stock Market Outlook

   The Japanese OTC stock market began a correction in December 1999, as the Yen resumed its appreciation toward 100 Yen to one U.S. dollar. This came despite the continued rally in U.S. stocks. However, the Japanese OTC stock market finally began to track the U.S. rally after the Bank of Japan succeeded in preventing the Yen/U.S. dollar rate from declining below the 100 Yen threshold. The OTC Index recovered to the 2,300 level in late December.

   Shortly after the New Year, a wave of profit taking began on the NASDAQ market which spread to the Japanese OTC market. This correction had a particularly strong impact on the technology issues, especially the internet related stocks. The OTC Index briefly declined below the 2,100 level.

   The Japanese OTC stock market enjoyed a strong rally in late January, amid expectations of an influx of money from retail investors, through the launch of some large domestic investment trust funds in the coming months. This momentum was carried over into February, supported by buying interest from newly launched investment trust funds and renewed momentum in the NASDAQ market, The OTC Index closed just below the 2,700, level, appreciating by 17.5% during the quarter on a Yen basis. High priced Telecommunications and Information Technology ("IT") stocks, such as Oracle Corp. Japan, Yahoo Corp. Japan and OBIC Business Consultants, were major contributors to this gain. Foreign investors and investment trust funds were major net buyers during the period.

   The domestic economy has not shown any clear signs of a strong recovery up to the present time, and a further decline in Gross Domestic Product is expected for the fourth quarter. Consumption figures recently released were generally weak. Therefore, in the short-term, the Japanese economy will remain dependent on public investment and exports.

   However, in the second half of 2000, following the recovery of corporate profits, private capital spending should recover and the unemployment rate should decline. Afterwards, private domestic demand can be expected to rebound and the economic recovery should enter a more sustainable phase.

   Volatility in the Japanese OTC stock market may continue in the short-term. A rather limited number of liquid growth stocks dominate the Japanese OTC stock market capitalization, and they have a huge impact on its momentum. The 10 largest companies account for more than 50% of the entire Japanese OTC stocks market capitalization as of February 29, 2000, and most of them are IT related, with extremely high valuations. A correction among these stocks, would be likely if there were a shock to investor sentiment caused by events such as a decline in the U.S. stock market. The current high valuations are difficult to rationalize on the basis of near-term earnings.

   However, the Fund does not expect an event to have a sustained negative impact on the small capitalization markets, and the Fund is still positive about longer-term market prospects for the following reasons:

   1. Corporate earnings have started to recover. Earnings of smaller companies tend to recover faster than those of larger companies during economic recoveries, since they are more sensitive to domestic demand. Indeed, small capitalization stocks tend to outperform large capitalization stocks during economic upturns.

   2. Favorable supply and demand conditions are likely to continue over both the short and long-term. In the short-term, the Fund expects the inflow of retail money to the stock market to continue due to low interest rates, principally through domestic investment trust funds. Furthermore, over the coming two years approximately $1 trillion in postal savings funds will reach maturity. As a result, a substantial amount of money may directly or indirectly be allocated to the domestic equity market.

   3. Ongoing structural changes in Japan will offer vast growth opportunities for companies in some industries. The IT related industry is one example. Quality emerging companies belonging to such industries will come to the small capitalization market for listing. Although valuations seem demanding, "winners" may eventually justify their current valuations by their exceptionally high earnings growth.

   4. Many small capitalization stocks, especially in cyclical sectors, are still attractively valued, even following the strong market rally in 1999. Once the economy enters a more sustainable phase, stocks of those companies operating in mature industries, that are competitive in their own sectors, are likely to participate in the rally and support the entire market.

   The Fund will continue to seek companies with quality management, paying close attention to valuations. At this moment, the Fund can still find growth at a reasonable price in the technology driven sectors, which will benefit from the expansion of mobile phones use, personal computers and digital audio and visual equipment markets. The Fund also finds value in the Cyclical sectors, which should benefit from the recovery of domestic demand, including private capital expenditure. Meanwhile, the Fund will maintain some exposure to the more highly valued IT related stocks to limit the risk of deviating too far from the stock market.

Change in Control of Investment Advisor

   The Nomura Securities Co., Ltd. has increased its ownership position in Nomura Asset Management Co., Ltd. ("NAM"), the Fund's Investment Adviser from 4.9% to a majority ownership position (approximately 73.8% at March 31, 2000), with the ultimate goal of acquiring 100% ownership. In addition, NAM has increased its ownership of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") from 88% to 100% by acquiring the remaining shares from Nomura Research Institute Ltd. After the change, NAM and NAM-U.S.A. will continue to maintain their management and business autonomy.

   We appreciate your continuing support of your Fund.

                                          Sincerely,

                                          Nobuo Katayama
                                          President

------------------------------------------------------------------------------
   Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr. Nobuo Katayama, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Katayama has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1999.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               INTERNET WEBSITE

   NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.
------------------------------------------------------------------------------

                          JAPAN OTC EQUITY FUND, INC

                       FUND HIGHLIGHTS-FEBRUARY 29,2000

KEY STATISTICS:
    Net Assets .................................................$259,766,472
    Net Asset Value per Share ..................................      $16.39
    Closing NYSE Market Price ..................................      $11.00
    Percentage Change in Net Asset Value per Share*+ ...........       179.7%
    Percentage Change in NYSE Market Price*+ ...................        76.0%

MARKET INDICES:
    Percentage change in market indices:*
                                                                         YEN            U.S.$
                                                                        ----           ------
    TOPIX ......................................................        53.5%           65.7%
    Nikkei Average .............................................        38.9%           49.9%
    JASDAQ .....................................................       264.5%          293.5%
    Nikkei OTC Average .........................................       198.2%          221.9%

    *From March 1, 1999 through February 29, 2000.
    +reflects the percentage change in share price.

ASSET ALLOCATION:
    Japanese Equities
      OTC Stocks ...............................................               76.3%
      TSE First and Second Section Stocks ......................               23.7
    Cash and Cash Equivalents ..................................                0.1
                                                                              ------
    Total Investments ..........................................              100.1
                                                                              ------
    Liabilities in Excess of Other Assets, Net .................               (0.1)
                                                                              ------
      Net Assets ...............................................              100.0%
                                                                              ======


INDUSTRY DIVERSIFICATION:

                                  % of                                             % of
                                Net Assets                                       Net Assets
                                ---------                                         ----------

Information and Software .......  25.2      Wholesale ..........................     2.6
Services .......................  11.8      Telecommunications .................     2.2
Retail .........................   9.0      Automotive Equipment and Parts......     1.9
Electronics ....................   6.2      Textiles and Apparel ...............     1.9
Machinery and Machine Tools.....   5.9      Publishing .........................     1.7
Miscellaneous Manufacturing.....   5.9      Real Estate and Warehouse ..........     1.3
Electric .......................   5.4      Construction and Housing ...........     0.5
Chemicals and Pharmaceutical....   5.1      Transportation .....................     0.4
Food and Manufacturing .........   4.7      Non-Ferrous Metals .................     0.3
Banks and Finance ..............   3.9      Securities .........................     0.3
Restaurants ....................   3.8


                  TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                        Market        % of
Security                                                Value        Net Assets
--------                                                -----        ----------
Oracle Corp. Japan ........................          $33,181,962        12.8
Yahoo Japan Corp...........................           24,571,142         9.5
Fujitsu Support and Services, Inc..........            8,853,802         3.4
Citizen Electronics Co., Ltd...............            7,487,828         2.9
Aiful Corporation .........................            6,624,789         2.5
Bellsystem 24, Inc.........................            5,796,060         2.2
Watami Food Service Co., Ltd...............            5,562,178         2.2
THK Co., Ltd...............................            4,612,322         1.8
Disco Corp.................................            4,431,360         1.7
Shoeisha Co., Ltd..........................            4,368,203         1.7

                          JAPAN OTC EQUITY FUND, INC.
------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Japan OTC Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan OTC Equity Fund, Inc. (the "Fund") at February 29, 2000, the results of its operations for the year then ended, the changes in its net 4-~sets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the America
New York New York 10036
April 10, 2000
------------------------------------------------------------------------------
                           SCHEDULE OF INVESTMENTS*

                               FEBRUARY 29,2000

                                                                                          % of
                                                                         Market            Net
                                       Shares            Cost            Value            Assets
                                       ------            ----            -----            ------
EQUITY SECURITIES
Automotive Equipment and Parts
Exedy Corp..........................    132,400        $ 1,495,676          1,022,957        0.4
  Automobile clutches
FCC Co., Ltd........................    110,000          2,547,149          1,151,203        0.5
  Motorcycle clutches
Musashi Seimitsu Industry Co., Ltd..     56,000            902,116            580,971        0.2
  Automobile parts
Nippon Cable Systems Inc. ..........    115,000          1,054,173          1,297,720        0.5
  Control cables
SPK Corporation ....................     78,000          1,218,619            880,193        0.3
                                                       -----------        -----------        ---
  Replacement parts
Total Automotive Equipment and Parts                     7,217,733          4,933,044        1.9
                                                       -----------        -----------        ---

Banks and Finance
Aiful Corporation ..................     31,500          2,603,108          6,624,789        2.5
  Consumer loans
Japan Securities Finance Co., Ltd...    227,000          1,303,546          1,330,373        0.5
  Security financing
Sanyo Electric Credit Co., Ltd......     55,400          2,365,164          2,268,735        0.9
                                                       -----------        -----------        ---
  Finance
Total Banks and Finance ............                     6,271,818         10,223,897        3.9
                                                       -----------        -----------        ---



                      See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000

                                                                                             % of
                                                                           Market             Net
                                           Shares          Cost            Value             Assets
                                           ------          ----            -----             ------
Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd........     60,000        $   827,045        $ 1,223,097        0.5
  Glassfibers and insulating resins
C. Uyemura & Co., Ltd.................     65,000          1,831,589          1,105,565        0.4
  Chemicals
Fanci Corp............................      8,400            301,681          1,979,124        0.8
  Cosmetics and toiletries
FP Corporation .......................     56,300          1,999,168          2,279,974        0.9
  Polystyrene and other synthetic
    resin foodware
Kansai Paint Co., Ltd.................    150,000            350,019            333,075        0.1
  Paint manufacturer
Konishi Co., Ltd......................     91,300          1,114,601            874,074        0.3
  Adhesives and construction sealants
Mandom Corporation ...................     20,000            568,607            323,975        0.1
  Men's cosmetics
Matsumoto Yushi-Seiyaku Co., Ltd......     95,000          1,939,446          1,573,463        0.6
  Analgesic anti-inflammatory agents
Milbon Co., Ltd.......................     28,000            427,701          1,783,683        0.7
  Hair-care products for beauty salons
T & K Toka Co., Ltd...................     38,500          1,528,178          1,313,874        0.5
  Ink for printing
Tigers Polymer Corp...................     67,000            424,401            365,837        0.2
                                                         -----------        -----------        ---
  Rubber and resin hoses
Total Chemicals and Pharmaceuticals ..                    11,312,436         13,155,741        5.1
                                                         -----------        -----------        ---

Construction and Housing
Joint Corporation ....................     47,500           1,118,47          1,378,942        0.5
                                                         -----------        -----------        ---
  Condominiums

Electric
Citizen Electronics Co., Ltd..........     37,400          1,633,337          7,487,828        2.9
  Electric parts
Funai Electric Co., Ltd...............      4,100            369,404          2,947,627        1.1
  Electric parts
Mirai Industry Co., Ltd...............    156,000          2,464,103          1,811,494        0.7
  Plastic molded electric materials
Sumida Electric Co., Ltd..............     35,000          1,413,947          1,672,203        0.7
                                                         -----------        -----------        ---
  Specialized coils
Total Electric .......................                     5,880,791         13,919,152        5.4
                                                         -----------        -----------        ---
Electronics
Canare Electric Co., Ltd..............     24,600            336,968            313,418        0.1
  Coaxial cables
Cosel Co., Ltd........................     69,000          1,886,116          1,984,256        0.8
  Electrical machinery
Fuji Electric Industry Co., Ltd.......     93,000            993,449            617,828        0.2
  Electronic parts


                      See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000

                                                                                              % of
                                                                              Market           Net
                                             Shares            Cost           Value           Assets
                                             ------            ----           -----           ------
Fukuda Denshi Co........................     47,000        $1,164,956      $    791,282        0.3
  Medical electronic equipment
Japan CBM Corp..........................     98,100         2,408,169         1,571,243        0.6
  Electronic calculators and watches
Kuroda Electric Co., Ltd................     40,600         1,716,511         1,607,226        0.6
  Trader
Nissho Electronics Corp................     74,000         2,274,041         3,481,640         1.4
  Electronics parts distributor
Roland Corporation .....................     46,000           910,132           874,915        0.3
  Electronic keyboard for musical
    instruments
Tamagawa Electronics Co., Ltd...........     96,000         2,665,532         2,184,101        0.9
  Devices for wireless telecommunications
Tamron Co., Ltd.........................    105,000           759,558           788,324        0.3
  Lens
Yamaichi Electronics Co., Ltd...........     74,000         1,808,829         1,919,279        0.7
                                                           ----------        ----------        ---
  Integrated circuit sockets
Total Electronics ......................                   16,924,261        16,133,512        6.2
                                                           ----------        ----------        ---
Food and Manufacturing
Ariake Japan Co., Ltd...................     60,900         1,157,979         3,075,897        1.2
  Natural seasonings
Hokuto Corporation .....................     50,000         1,399,381         2,261,455        0.9
  Mushroom grower
Hurxley Corp............................     35,000           883,835           981,025        0.4
  Japanese lunch-boxes
Iwatsuka Confectionery Co., Ltd.........     92,000           876,013           837,239        0.3
  Rice crackers
Ozeki Co., Ltd..........................     12,000         1,132,929           576,603        0.2
  Supermarket chains
Q'sai Co., Ltd..........................     41,000           882,729         1,906,630        0.7
  Kale juice and frozen food
Ralse Co., Ltd..........................     59,000         1,098,393           864,449        0.3
  Supermarkets chain
Riken Vitamin Co., Ltd..................     16,000           185,934           173,272        0.1
  Vitamins
Yoshinoya D&C Co., Ltd..................         89         1,469,237         1,498,385        0.6
                                                           ----------        ----------        ---
  Fast food chain operator
Total Food and Manufacturing ...........                    9,086,430        12,174,955        4.7
                                                           ----------        ----------        ---
Information and Software
Daitec Co., Ltd.........................     27,500           609,872           392,911        0.1
  Information processing
Fuji Soft ABC Inc.......................     17,800           727,714         1,257,023        0.5
  Computer systems
Obic Co., Ltd...........................      5,000         2,952,708         4,363,653        1.7
  Computer system integration


                       See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000

                                                                                                          % of
                                                                                          Market            Net
                                                     Shares             Cost              Value           Assets
                                                     ------             ----              -----           ------
Oracle Corp. Japan ......................             41,200        $ 8,938,305       $ 33,181,962        12.8
  Software
Square Co., Ltd..........................              8,000          1,384,580          1,507,030         0.6
  Games Software
Yahoo Japan Corp.........................                 18          9,313,336         24,571,142         9.5
                                                                    -----------        -----------        ----
  Internet services
Total Information and Software ..........                            23,926,515         65,273,721        25.2
                                                                    -----------        -----------        ----
Machinery and Machine Tools
Disco Corp...............................             19,400          1,372,252          4,431,360         1.7
  Dicing saws for semiconductors
Kito Corporation ........................            125,000            588,168            420,895         0.2
  Cranes and chain blocks
Nippon Pillar Packing Co., Ltd...........            282,000          2,750,185          2,232,698         0.9
  Industrial mechanical seals
THK Co., Ltd.............................            104,500          1,877,727          4,612,322         1.8
  Linear motion systems for industrial
    machines
UHT Corp.................................             50,000            871,300            891,841         0.3
  Tools
Yushin Precision Equipment Co., Ltd......             27,900            767,604          2,665,969         1.0
                                                                    -----------        -----------        ----
  Injection molding related machinery
Total Machinery and Machine Tools .......                             8,227,236          5,255,085         5.9
                                                                    -----------        -----------        ----
Miscellaneous Manufacturing
Avex Inc.................................             14,040            303,433          3,297,742         1.3
  Video products
Dainichi Co., Ltd........................             43,000            726,623            105,265         0.0
  Kerosene stoves and oil-fan heaters
Daiseki Co., Ltd.........................            113,740          1,236,467          2,090,866         0.8
  Industrial waste treatment
Eidai Kako Co., Ltd......................             84,000            816,763            657,415         0.3
  Synthetic resin processed products
Fuji Seal, Inc...........................             35,000          1,033,150          2,076,716         0.8
  Packing materials
Fujimi Inc...............................             52,500          2,433.495          2,078,309         0.8
  Polishing materials for silicone wafers
King Jim Co., Ltd........................                600             13,468              3,822         0.0
  Office supplies
MegaChips Corp...........................             18,000          1,104,349          1,146,653         0.4
  Circuits and digital monitoring systems
Nippon Hi-Pack Co., Ltd..................             60,000            436,123            157,255         0.1
  Corrugated cardboard products
Riso Kagaku Corporation .................             27,000          1,134,843            786,277         0.3
  Printing and copying machines
Taiyo Ink Manufacturing Co., Ltd.........              7,000            879,191            700,733         0.3
  Resist ink for printed circuit boards

                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29,2000

                                                                                               % of
                                                                               Market           Net
                                         Shares               Cost             Value           Assets
                                         ------               ----             -----           ------
Tomy Co., Ltd.......................        30,000        $ 2,122,388        $ 2,154,070        0.8
                                       -----------        -----------        -----------        ---
  Toys
Total Miscellaneous Manufacturing ..                       12,240,293         15,255,123        5.9
                                                          -----------        -----------        ---
Non-Ferrous Metals
Tokyo Tungsten Co., Ltd.............        84,000            645,837            803,422        0.3
                                                          -----------        -----------        ---
  Processed products

Publishing
Shoeisha Co., Ltd...................            25            656,087          4,368,203        1.7
                                                          -----------        -----------        ---
  Publishing company

Real Estate and Warehouse
Nippon Kanzai Co., Ltd..............       103,000          1,103,681          2,624,562        1.0
  Comprehensive building maintenance
Sekiwa Real Estate, Ltd.............        80,000            836,745            327,615        0.1
  Leasing subsidiary of Sekisui
    House, Ltd., homebuilder's
Yasuda Warehouse Co., Ltd...........       117,000            732,447            393,957        0.2
                                                          -----------        -----------        ---
  Warehouse operator
Total Real Estate and Warehouse ....                        2,672,873          3,346,134        1.3
                                                          -----------        -----------        ---
Restaurants
Joyfull Co., Ltd....................       133,000          1,759,788          2,408,609        0.9
  Roadside restaurants
Kourakuen Corporation ..............        45,000            773,142            511,899        0.2
  Chinese style chain
Watami Food Service Co., Ltd........        64,000            801,666          5,562,178        2.2
  Restaurant chain
Yakinikuya Sakai Co., Ltd...........        47,000          1,955,157          1,287,437        0.5
                                                          -----------        -----------        ---
  Barbeque restaurant chain
Total Restaurants ..................                        5,289,753          9,770,123        3.8
                                                          -----------        -----------        ---
Retail
Doutor Coffee Co....................        22,000          1,697,316          1,731,810        0.7
  Coffee
Himaraya Co., Ltd...................       109,700          1,932,082            768,704        0.3
  Sporting goods
Japan Business Computer Co., Ltd....        31,000          1,688,625          1,876,052        0.7
  Computers
Kohnan Shoji Co., Ltd...............        12,190            238,500            148,652        0.0
  Home center (DIY)
Matsumotokiyoshi Co., Ltd...........        26,300          1,218,236          1,943,450        0.7
  Drug retail chains
Otsuka Kagu, Ltd....................        10,400          1,228,492          2,763,616        1.1
  Furniture
Ryohin Keikaku Co., Ltd.............        26,000          1,466,777          4,105,201        1.6
  Clothes, sundry goods, and foods


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000


                                                                                                                  % of
                                                                                                    Market         Net
                                                                          Shares       Cost          Value       Assets
                                                                          ------       ----          -----       ------

Saizeriya Co., Ltd................................................        40,700   $ 2,944,236   $ 2,659,380      1.0
  Italian restaurant chain
Shichie Co., Ltd..................................................        46,000     1,398,726       452,109      0.2
  Video rental
Sunkus & Associates Inc...........................................        50,700     1,244,471     2,629,931      1.0
  Convenience stores
Uoriki Co., Ltd...................................................        35,000       972,048     2,038,495      0.8
  Fresh fish and sushi stores
USS Co., Ltd......................................................        24,000     1,879,705     1,183,783      0.4
  Automobile auction
Yamada Denki Co., Ltd.............................................        15,000     1,273,328     1,243,573      0.5
                                                                                     ---------     ---------      ---
  Consumer electronic
Total Retail .....................................................                  19,182,542    23,544,756      9.0
                                                                                    ----------    ----------      ---

Securities
Globally Corp.....................................................        73,000     1,014,261       863,630      0.3
                                                                                     ---------       -------      ---
 Commodity trading

Services
Arrk Corporation .................................................        61,000     1,391,002     2,214,952      0.9
  Product testing
Bellsystem 24, Inc................................................         6,600     1,476,402     5,796,060      2.2
  Telemarketing
Data Communication System Co., Ltd................................        24,200       648,233     2,382,891      0.9
  Software developer
Drake Beam Morin-Japan, Inc.......................................         2,100       574,828       783,546      0.3
  Placement services consultant firm
Fujitsu Support and Services, Inc.................................        13,800     3,965,133     8,853,802      3.4
  Information services
Fujitsu System Construction, Ltd..................................        47,000       773,069       701,461      0.3
  Constructs, maintains and manages information systems
Goodwill Group Inc................................................            20     1,132,672     1,257,678      0.5
  Constructs, consulting, security, healthcare and office supports
Net One Systems Co., Ltd..........................................            97     2,140,045     3,513,309      1.3
  Computer network systems for LAN, ATM
Nichii Gakkan Company ............................................         3,800       114,520       563,680      0.2
  Hospital administrative services
Okinawa Cellular Telephone Co.....................................           270       689,680     2,629,112      1.0
  Cellular telephone service
Universal Homes Inc...............................................            75     2,018,432     1,992,992      0.8
                                                                                     ---------     ---------      ---
  Plan, design, market and build houses
Total Services ...................................................                  14,924,016    30,689,483     11.8
                                                                                    ----------    ----------     ----
Telecommunications
Aiphone Co., Ltd..................................................        18,000       275,168       309,596      0.1
  Interphones


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000


                                                                                          % of
                                                                              Market       Net
                                                  Shares       Cost           value      Assets
                                                  ------       ----           -----      ------

Hikari Tsushin, Inc......................          2,200   $     55,902   $  4,184,375     1.6
  Telecommunications equipment
Nippon Antenna Co., Ltd..................         85,000      1,470,104      1,160,304     0.5
                                                              ---------      ---------     ---
  Communication related equipment
Total Telecommunications ................                     1,801,174      5,654,275     2.2

Textiles and Apparel
Nichimen Infinity Inc....................         64,300      1,284,589      1,053,283     0.4
  Casual clothing
United Arrows Limited ...................         18,000      1,484,907      1,261,319     0.5
  Casual clothes
Workman Co., Ltd.........................         47,000        837,311        603,085     0.2
  Uniforms
World Co., Ltd...........................         19,000      1,156,269      2,064,522     0.8
                                                              ---------      ---------     ---
  Fashion apparel
Total Textiles and Apparel ..............                     4,763,076      4,982,209     1.9
                                                              ---------      ---------     ---

Transportation
Japan Logistic Systems Corp..............         61,000        591,154        165,983     0.1
  Truck transporter
Yusen Air & Sea Service Co., Ltd.........         31,000        576,617        860,445     0.3
                                                                -------        -------     ---
  International air cargo transporter
Total Transportation ....................                     1,167,771      1,026,428     0.4
                                                              ---------      ---------     ---

Wholesale
ArcLand Sakamoto Co., Ltd................        110,600      1,363,176      1,258,133     0.5
  Home appliances
Hakuto Co., Ltd..........................         85,000      1,205,157      3,442,235     1.3
  Electric parts
Kondotec Inc.............................         54,000        262,188        234,409     0.1
  Construction material
Paltek Corp..............................         26,600        569,712        689,903     0.2
  Semiconductor trading
Shinwa Co., Ltd..........................         61,000        769,423        515,712     0.2
  Industrial machinery
Toba, Inc................................         87,000      1,466,428        744,233     0.3
                                                              ---------        -------     ---
  Trading company for control systems
Total Wholesale .........................                     5,636,084      6,884,625     2.6
                                                              ---------      ---------     ---
TOTAL INVESTMENTS IN EQUITY SECURITIES ..                   159,959,460    259,636,460   100.0
                                                            -----------    -----------   -----


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                               FEBRUARY 29, 2000

                                                                                                             % of
                                                     Principal                               Market           Net
                                                      Amount                Cost             Value          Assets
                                                      ------                ----             -----          ------
INVESTMENTS IN SHORT-TERM SECURITIES
Time Deposit
State Street Bank and Trust Company, interest
  bearing call account 5.5%, due 3/l/00 .............  $   266,258     $     266,258        $  266,258        0.1
                                                                       -------------        ----------        ---
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES...........                        266,258           266,258        0.1
                                                                       -------------        ----------        ---
INVESTMENT IN FOREIGN CURRENCY
State Street Bank and Trust Company, 0.25% interest
  bearing call account ..............................    JPY6,544,592         59,559            59,559        0.0
                                                                       -------------        ----------        ---
TOTAL INVESTMENT IN FOREIGN CURRENCY ................                         59,559            59,559        0.0
                                                                       -------------        ----------        ---
TOTAL INVESTMENTS ...................................                    160,285,277        259,962,27      100.1
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ..........                       (192,182)         (195,805)      (0.1)
                                                                       -------------        ----------        ---
NET ASSETS ..........................................                  $ 160,093,095     $ 259,766,472      100.0
                                                                       =============     =============      =====

---------
*The description following each investment is unaudited and not covered by the Report of Independent Accountants.

  Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 29, 2000.

      Japanese Yen                JPY                  Y109.885 = $1.00


                      See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               FEBRUARY 29, 2000


ASSETS
     Investments in securities, at market value (cost-$l59,959,460) ...........     $ 259,636,460
     Investments in short-term securities, at market value (cost-$266,258).....           266,258
     Investments in foreign currency, at market value (cost-$59,559) ..........            59,559
     Receivable for investments sold ..........................................           165,319
     Receivable for dividends and interest, net of withholding taxes ..........           107,022
     Prepaid expenses .........................................................            20,421
                                                                                    -------------
              Total Assets ....................................................       260,255,039
                                                                                    -------------
LIABILITIES:

     Payable for investments purchased ........................................           136,009
     Accrued management fee ...................................................           171,188
     Other accrued expenses ...................................................           181,370
                                                                                    -------------
              Total Liabilities ...............................................           488,567
                                                                                    -------------
NET ASSETS:

     Capital stock (par value of 15,846,384 shares of capital stock
        outstanding, authorized 100,000,000, par value $0.10 each) .............        1,584,638
     Paid-in capital ..........................................................       171,035,789
     Accumulated net realized loss on investments and foreign currency
        transactions ..........................................................       (12,436,135)
     Unrealized net appreciation on investments and foreign exchange ..........        99,673,377
     Accumulated net investment loss ..........................................           (91,197)

              Net Assets ......................................................     $ 259,766,472
                                                                                    -------------
     Net asset value per share ................................................     $       16.39
                                                                                    =============


                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED FEBRUARY 29,2000



INCOME:
Dividend income (less $104,426 withholding taxes) ..........................   $     591,750
Interest income ............................................................         129,574
                                                                               -------------
    Total Income ...........................................................                    $     721,324
                                                                                                -------------
EXPENSES:
Management fee .............................................................       1,491,104
Custodian fees .............................................................         262,499
Legal fees .................................................................          96,812
Directors' fees and expenses ...............................................          61,896
Auditing and tax reporting fees ............................................          46,383
Shareholder reports ........................................................          45,266
Registration fees ..........................................................          28,201
Annual meeting expenses ....................................................          23,024
Transfer agency fees .......................................................          17,231
Insurance ..................................................................           2,273
Miscellaneous ..............................................................          12,853
                                                                               -------------
         Total Expenses ................................................                           2,087,542
                                                                                                ------------
INVESTMENT LOSS-NET ....................................................                          (1,366,218)
                                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments .......................................                          37,515,315
Net realized gain on foreign exchange ..................................                             468,133
                                                                                               -------------
Net realized gain on investments and foreign exchange ..................                          37,983,448
                                                                                               -------------
Change in net unrealized appreciation on translation of foreign currency
and other assets and liabilities denominated in foreign currency .......                           1,956,020
Change in net unrealized appreciation on investments ...................                         103,545,870
                                                                                               -------------
Net realized and unrealized gain on investments and foreign exchange ...                         143,485,338
                                                                                               -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................                       $ 142,119,120
                                                                                               =============




                       See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                            For the Year Ended
                                                                      -------------------------------
                                                                      February 29,      February 28,
                                                                         1999               1999
                                                                      ------------      -------------
FROM INVESTMENT ACTIVITIES:
    Net investment loss ..........................................   ($  1,366,218)   ($    423,589)
    Net realized gain (loss) on investments ......................      37,515,315       (3,800,322)
    Net realized gain (loss) on foreign exchange .................         468,133       (2,557,217)
    Change in net unrealized appreciation on
      investments and foreign exchange ...........................     105,501,890       18,329,707
                                                                     -------------    -------------
    Increase in net assets derived from investment activities ....     142,119,120       11,548,579
                                                                     -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
    Net asset value of shares issued to shareholders on:
      Rights offering (4,458,565 shares in 2000) .................      50,907,782               --
      Reinvestment of dividends from net investment income
        (317 shares in 1999) .....................................              --            1,659
                                                                     -------------    -------------
    Increase in net assets derived from capital share transactions      50,907,782            1,659
                                                                     -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ($0.005 per share in 1999) .............              --          (56,937)
                                                                     -------------    -------------
    Decrease in net assets from distributions to shareholders ....              --          (56,937
                                                                     -------------    -------------
    Net increase in net assets ...................................     193,026,902       11,493,301
                                                                     -------------    -------------
NET ASSETS:
    Beginning of year ............................................      66,739,570       55,246,269
                                                                     -------------    -------------
    End of year (including accumulated net investment losses of
    $91,197 and $331,594, respectively) ..........................   $ 259,766,472    $  66,739,570
                                                                     =============    =============



                       See notes to financial statements

                         JAPAN OTC EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

   Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 non-transferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

   (a) Valuation of Securities -- Investments traded in the over-the-counter market are valued at the last re ported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

   (b) Foreign Currency Transactions -- Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

   The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at February 29, 2000 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

   (c) Security Transactions, Investment Income and Distributions to Shareholders -- Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

   Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

   (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

   Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

   (e) Capital Account Reclassification -- For the year ended February 29, 2000, the Fund's accumulated net realized loss was increased by $312,595 and paid in capital was decreased by $1,294,020, with an offsetting decrease in accumulated net investment loss of $1,606,615. This adjustment was primarily the result of the reclassification of foreign currency gains, losses and gains from the sale of investments in passive foreign investment companies and reclassification of the net operating loss.

   (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

   Nomura Asset Management U.S.A. Inc. acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

   As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1. 10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million and
 .90% of the Fund's average weekly net assets in excess of $100 million. Effective October 13, 1999, the Manager agreed to reduce the management fee under its agreement with the Fund to .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and, .40% of the Fund's average weekly net assets in excess of $100 million. Effective October 13, 1999 the Investment Advisor agreed to reduce the investment advisory fee under its Agreement with the Manager to .35% of the Funds average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $1,491,104 for the year ended February 29, 2000.* Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $669,370 for the year ended February 29, 2000. At February 29, 2000, the fee payable to the Manager, by the Fund, was $171,188.

   Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned $94,259 in commissions on the execution of portfolio security transactions for the year ended February 29, 2000. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $57,825 for the year ended February 29, 2000.

3. Purchases and Sales of Investments

   Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 29, 2000 were $127,468,930 and $77,107,311, respectively.

   As of February 29, 2000, net unrealized appreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $99,677,000 of which $118,519,272 related to appreciated securities and $18,842,272 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $325,817, at February 29, 2000 for Federal in come tax purposes was $159,959,460. In accordance with U.S. Treasury regulations, the Fund elected to defer $91,197 of net realized foreign currency losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on March 1, 2000. The Fund has a capital loss carry forward as of February 29, 2000 of approximately $12,436,000 of which $3,235,000 expires in 2006 and $9,201,000 expires in 2007. For the year ending February 29, 2000, the Fund utilized approximately $35,741,000 of capital loss carryover.

                         JAPAN OTC EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                For the Year Ended
                                                 ------------------------------------------------------------------------------
                                                 February 29,                        February 28,                  February 29,
                                                 ------------          ----------------------------------          ------------
                                                     2000              1999          1998            1997             1996
                                                     ----              ----          ----            ----             ----

Net asset value, beginning of year ...........   $       5.86     $       4.85    $       6.44    $       7.82    $       8.59
                                                 ------------     ------------    ------------    ------------    ------------
Rights Offering costs* .......................          (0.16)            --              --              --              --
                                                 ------------     ------------    ------------    ------------    ------------
  Net investment loss ........................       (0. 11)@            (0.04)          (0.06)          (0.09)          (0.07)
  Net realized and unrealized gain
    (loss) on investments and foreign currency        11.99 @             1.06           (1.45)          (1.25)          (0.70)
                                                 ------------     ------------    ------------    ------------    ------------
  Total from investment operations ...........        11.88 @             1.02           (1.51)          (1.34)          (0.77)
Distributions to shareholders from:
  Net investment income ......................           --              (0.01)          (0.08)          (0.04)           --
                                                 ------------     ------------    ------------    ------------    ------------
Total distributions ..........................           0.00            (0.01)          (0.08)          (0.04)           0.00
Decrease in net asset value due to shares
  issued through Rights Offering* ............          (1.19)            --              --              --              --
                                                 ------------     ------------    ------------    ------------    ------------
Net asset value, end of year .................   $      16.39     $       5.86    $       4.85    $       6.44    $       7.82
                                                 ============     ============    ============    ============    ============
Market value, end of year ....................   $     11.000     $      6.250    $      5.750    $      6.375    $      8.500
Total investment return+ .....................           76.0%             8.8%           (8.5%)         (24.6%)          (1.4%)
Net asset value total return++ ...............          179.7%            20.9%          (23.4%)         (17.2            (9.0%)
Ratio to average net assets/supplemental data:
  Net assets, end of year (in 000) ...........   $    259,766     $     66,740    $     55,246    $     73,288    $     88,966
  Operating expenses .........................           1.33%            1.80%           1.71%           1.70%           1.47%
  Net investment loss ........................          (0.88%)          (0.82%)          (1.0%)          (1.1%)         (0.83%)
  Portfolio turnover .........................             50%              35%             29%             71%             79%


----------
 +based on market value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.

++Based on net asset value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.

 *Decrease is due to Rights Offering (see note 1).

 @Based on average shares outstanding.

                          JAPAN OTC EQUITY FUND, INC.

               Supplemental Shareholder Information (Unaudited)

   The 1999 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on November 9, 1999. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending February 29, 2000; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

   At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Nobuo Katayama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending February 29, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                     % of                                 % of
                                  Shares Voted    outstanding      Shares Voted        outstanding
                                       For           Shares      Withhold Authority       Shares
                                  ------------    -----------    ------------------    ------------
    William G. Barker, Jr ...      7,547,475          66.3            167,873              1.5
    George H. Chittenden ....      7,550,203          66.3            165,145              1.5
    Nobuo Katayama ..........      7,557,969          66.4            157,379              1.4
    Chor Weng Tan ...........      7,550,257          66.3            165,091              1.5
    Arthur R. Taylor ........      7,547,972          66.3            167,376              1.5
    John F. Wallace ..........     7,551,132          66.3            164,216              1.5


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                            % of                                        % of                              % of
    Shares Voted         outstanding            Shares Voted         outstanding       Shares          outstanding
         For               Shares                  Against             Shares         Abstained           Shares
    ------------         -----------            ------------         -----------      ---------        -----------
      7,561,34              66.4                   75,170               0.7            78,838              0.7


                          JAPAN OTC EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

   Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund frequently have traded at such a premium, they also have traded at a discount from NAV.

   Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

   To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund", emphasizing a particular segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          JAPAN OTC EQUITY FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

   The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividendS or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 022668209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

   Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 29, 2000, the Fund did not purchase any new shares for dividend reinvestment purposes. The Fund did not purchase any shares on the open market for dividend reinvestment purposes.

   Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

   The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

   The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

   The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

------------------------------------------------------------------------------
                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                    Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.                         JAPAN
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER                                       OTC EQUITY
Nomura Asset Management Co., Ltd.                        FUND, INC.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Brown & Wood LLP
One World Trade Center
New York. New York 10048-0557

INDEPENDENT ACCOUNTANTS                                 ANNUAL REPORT
PricewaterhouseCooperS LLP
1177 Avenue of the Americas                           FEBRUARY 29, 2000
New York, New York 10036-2798

JAPAN OTC EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

----------------------------------------
This  Report,  including  the  Financial
Statements,   is   transmitted   to  the
Shareholders  of Japan OTC Equity  Fund,
Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.